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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-01424
AIM Equity Funds

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 10/31/09
     The Registrant is filing this Amendment to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on January 7, 2010 to amend Item 1 “Reports to Stockholders” with respect to AIM Disciplined Equity Fund’s annual report. The purpose of this Amendment is to revise the portfolio turnover listed in Note 9 “Financial Highlights” in the annual report. This N-CSR/A also updates Item 11 “Controls and Procedures” as required. Other than the aforementioned revision this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	October 31, 2009

AIM Disciplined Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
7	Supplemental Information
8	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
17	Financial Highlights
18	Auditor’s Report
19	Fund Expenses
20	Approval of Investment Advisory and Sub-Advisory Agreements
22	Tax Information
T-1	Trustees and Officers
EX-99.CODE ETH
EX-99.CERT
EX-99.906CERT

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2	AIM Disciplined Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Disciplined Equity Fund

Management’s Discussion of Fund Performance

Performance summary
AIM Disciplined Equity Fund outperformed its benchmark, the S&P 500 Index, for the 11 month period ended October 31, 2009. The Fund’s outperformance was broad-based with eight sectors contributing positively to performance. Outperformance was largely due to strong stock selection and the managers’ approach to both actively managing downside risk prior to March 2009 and positioning the portfolio to participate in the broad market’s rebound from its March low.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 11/30/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class Y Shares	21.80%

S&P 500 Index▼ (Broad Market Index)	18.29

▼	Lipper Inc.

How we invest
Our investment process stems from our belief that established companies with low capital intensity and strong balance sheets, growing at reasonable rates, will have a better ability to generate cash flow throughout a market cycle. Furthermore, we believe that the ability of a company to consistently generate and effectively employ cash flow is often overlooked by investors. Our goal is to identify these quality companies and invest in them when their cash flow attributes are underappreciated.
     Our fundamental, bottom up process seeks to identify candidates operating in attractive industries, with strong competitive positions and attractive returns on invested capital, as well as managements with a track record of generating and effectively deploying cash flow. We seek opportunities to invest in these companies when cash flow valuations allow for double-digit appreciation potential. This process results in what we believe to be a diversified portfolio of high quality, high conviction stocks. We will typically own 50 to 60 stocks with broad sector representation.
     Risk management is an essential part of the process. In addition to strategy level quantitative analysis and attribution and risk decomposition, we employ a sell discipline. We will likely sell a position when the company’s long-term positioning is compromised or its ability to generate cash flow is impaired, or when a stock becomes overvalued based on cash flow valuation metrics. We will also use our sell discipline to manage risk, carefully assessing and constantly challenging our comfort level with the portfolio’s positioning.

Market conditions and your Fund
The fiscal year was characterized by two dramatically different market environments. In the fourth quarter of 2008 and early 2009, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market and a deteriorating outlook for corporate earnings led to a global recession. However, as the U.S. economy began to show signs that the economic contraction was moderating, equity markets abruptly reversed direction following the low on March 9, 2009.
     In the months following, corporate profits improved largely due to cost-cutting measures. Though top line revenue growth was noticeably absent, financial markets welcomed any improvement, rallying strongly through most of the remaining months and virtually erasing the steep losses sustained earlier in the fiscal year. During this rally, market gains were generally concentrated in lower-quality, higher-risk stocks. A number of the most distressed companies rebounded sharply from their extreme lows set in early March.
     Indexes measuring the performance of large-, mid- and small-cap stocks all generally had positive returns for the period.1 With regard to investment style, growth stocks generally outperformed value stocks.1 The sectors with the highest returns in the broad market, as represented by the S&P 500 Index, included more economically sensitive sectors such as information technology (IT), materials and consumer discretionary. Conversely, the sectors with the lowest returns included less economically sensitive sectors such as energy and utilities, as well as telecommunications services.1
     The Fund benefited the most from an underweight position and stock selection in the financials sector. This was highlighted by the significant outperformance of JP Morgan and Ventas, a healthcare REIT, which significantly outperformed the REIT industry. Other strong perform-

Portfolio Composition
By sector

Information Technology	18.2%

Health Care	14.2

Consumer Staples	13.9

Financials	11.1

Consumer Discretionary	10.3

Utilities	8.8

Industrials	8.1

Energy	5.2

Materials	4.4

Telecommunication Services	2.8

Money Market Funds
Plus Other Assets Less Liabilities	3.0

Top 10 Equity Holdings*

1.	CVS Caremark Corp.	3.5%

2.	PepsiCo, Inc.	3.0

3.	Pfizer Inc.	2.9

4.	General Electric Co.	2.8

5.	Automatic Data Processing, Inc.	2.5

6.	Heinz (H.J.) Co.	2.5

7.	Procter & Gamble Co. (The)	2.5

8.	Bank of New York Mellon Corp.	2.5

9.	Walgreen Co.	2.4

10.	Express Scripts, Inc.	2.3

Total Net Assets	$167.0 million

Total Number of Holdings*	57
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Disciplined Equity Fund

ers within financials were MSCI and CME Group, both higher-growth companies with strong franchises that were sold indiscriminately by investors in the financial crisis, providing us with an opportunity to buy at bargain prices.
     The energy and utilities sectors were also significant contributors to performance. Both of these sectors underperformed the overall market, yet we were able to add considerable value through our underweight position in energy and our stock picking in both sectors. We had no exposure to the integrated oil industry which our work indicated was close to full valuation. On the other hand, we found value in stocks in other industries in the energy and utilities sectors with less sensitivity to commodity prices, such as coal producer Peabody Energy. Other examples were Williams Companies in the oil and gas storage and transport industry, and a number of gas utilities companies, including Oneok, Questar and EQT Corp.
     Other strong performers from various sectors included Praxair and Nalco in the materials sector; Walgreen and Darden in the consumer discretionary and consumer staples sectors; and Express Scripts and Stryker in health care. All of these holdings significantly outperformed the overall market, and in our opinion, all of these companies had strong cash generation, a history of utilizing excess cash flow effectively, and were selling at very attractive cash flow valuations.
     The IT sector was the largest detractor from relative Fund performance even though our holdings in this sector returned almost 33%. In general the underperformance can be attributed to our focus on companies with less volatile recurring revenue streams, which tended to underperform the more leveraged technology companies. Additionally, we did not own Apple Inc., which returned more than 100% for the period. This negatively affected our relative results; however, the company did not fit our valuation parameters.
     It was certainly a challenging period as the financial crisis continued to wreak havoc in the markets through March 2009. Managing through such a tumultuous time required an intense focus on two criteria that reflect our strategy: striving to minimize disaster risk and taking advantage of mispriced opportunities. To minimize disaster risk, we avoided companies with high financial leverage because of the potential for damage to the stock’s valuation from a drop in the overall value of the company. In addition, companies that faced refinancing risks were excluded because of our focus on attractive cash flow – a characteristic hard to maintain with higher interest payments or, in extreme cases, a question of solvency.
     Throughout the economic downturn and market volatility, we found attractive opportunities in 80% of the sectors we evaluated. These opportunities included extremely high quality market leaders with great business models that had always been too expensive based on our strict valuation criteria. This put us in a unique position to upgrade the quality of the portfolio throughout the downturn to an even higher level than it had been. At a time when many investors were giving up on even these companies, we were adding them to our portfolio with confidence that, in our opinion, they could recoup their historical valuation premiums over the next several years.
     In our view, our focus on sustainable cash flow growth and attractive valuation is a vital component of our competitive advantage. The world and the capital markets have come a long way from where they were in early 2009, perhaps tempting some managers to reach for relative performance by stretching the boundaries of their investment criteria. However, while momentum-driven strategies may briefly take center stage, we believe that our disciplined strategy could provide growth potential with lower volatility over the long run.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Paul McPheeters
Chartered Financial Analyst, portfolio manager, is manager of AIM Disciplined Equity Fund. Mr. McPheeters has been associated with the advisor and/or its affiliates since 1997. He has been responsible for the Fund since its inception on September 21, 2009, and was instrumental in the creation of the strategy of the Fund’s predecessor at its inception. Mr. McPheeters earned a B.S. in chemical engineering from the Colorado School of Mines.
Doug Rogers
Chartered Financial Analyst, portfolio manager, is manager of AIM Disciplined Equity Fund. Mr. Rogers has been associated with the advisor and/or its affiliates since 1998. He has been responsible for the Fund since its inception on September 21, 2009, as well as the Fund’s predecessor from its inception. Mr. Rogers earned a B.S. in finance from Lehigh University and is a member of the Boston Security Analysts Society.

5	AIM Disciplined Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 11/30/05, Fund data from 12/1/05

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions and Fund expenses including management fees.
Index results include reinvested dividends. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class Y Shares

Inception (12/1/05)	–0.86%

1 Year	12.73
Effective September 21, 2009, the Institutional Class shares of the Atlantic Whitehall Equity Income Fund were reorganized into Class Y shares of AIM Disciplined Equity Fund. Returns prior to that date are blended returns for the predecessor fund and Class Y shares of AIM Disciplined Equity Fund. Returns since that date are those of Class Y shares of AIM Disciplined Equity Fund. Class Y share returns will

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class Y Shares

Inception (12/1/05)	–0.52%

1 Year	–4.42
differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class Y shares was 0.91%. The expense ratio presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.
6	AIM Disciplined Equity Fund

AIM Disciplined Equity Fund’s investment objectives are long-term capital appreciation and current income.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
■	Stocks fall into three broad market capitalization categories – large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.
■	The prices of securities held by the Fund may decline in response to market risks.
■	The Fund invests in “value” stocks, which can continue to be inexpensive for long periods of time and may never realize their full value.

About indexes used in this report
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class Y Shares	AWEIX

7	AIM Disciplined Equity Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–97.02%
Aerospace & Defense–3.41%
General Dynamics Corp.	37,076	$2,324,665

United Technologies Corp.	54,696	3,361,069

		5,685,734

Apparel, Accessories & Luxury Goods–1.45%
VF Corp.	34,106	2,422,890

Asset Management & Custody Banks–2.47%
Bank of New York Mellon Corp.	154,594	4,121,476

Automotive Retail–1.33%
Advance Auto Parts, Inc.	59,457	2,215,368

Cable & Satellite–2.51%
Comcast Corp.–Class A	155,846	2,259,767

Liberty Global, Inc.–Class A(b)	94,334	1,936,677

		4,196,444

Coal & Consumable Fuels–0.99%
Peabody Energy Corp.	41,680	1,650,111

Communications Equipment–2.22%
Cisco Systems, Inc.(b)	161,985	3,701,357

Computer Hardware–3.93%
Hewlett-Packard Co.	79,866	3,790,441

International Business Machines Corp.	22,953	2,768,361

		6,558,802

Data Processing & Outsourced Services–7.90%
Automatic Data Processing, Inc.	105,875	4,213,825

Fidelity National Information Services, Inc.	118,798	2,585,045

Fiserv, Inc.(b)	58,277	2,673,166

Western Union Co.	204,765	3,720,580

		13,192,616

Diversified Banks–1.36%
Wells Fargo & Co.	82,285	2,264,483

Drug Retail–5.93%
CVS Caremark Corp.	166,185	5,866,331

Walgreen Co.	106,475	4,027,949

		9,894,280

Electric Utilities–3.37%
Exelon Corp.	66,398	3,118,050

FPL Group, Inc.	51,150	2,511,465

		5,629,515

	Shares
Footwear–1.27%
NIKE, Inc.–Class B	34,158	2,123,944

Gas Utilities–4.19%
EQT Corp.	68,048	2,848,489

ONEOK, Inc.	45,680	1,654,073

Questar Corp.	62,510	2,490,399

		6,992,961

General Merchandise Stores–1.93%
Target Corp.	66,605	3,225,680

Health Care Equipment–1.41%
Stryker Corp.	51,300	2,359,800

Health Care Services–3.44%
Express Scripts, Inc.(b)	48,527	3,878,278

Laboratory Corp. of America Holdings(b)	26,957	1,857,068

		5,735,346

Home Improvement Retail–0.87%
Lowe’s Cos., Inc.	74,072	1,449,589

Household Products–2.50%
Procter & Gamble Co. (The)	71,825	4,165,850

Industrial Conglomerates–2.75%
General Electric Co.	322,451	4,598,151

Industrial Gases–2.30%
Praxair, Inc.	48,385	3,843,704

Industrial Machinery–0.96%
Danaher Corp.	23,450	1,599,994

Integrated Telecommunication Services–2.77%
AT&T Inc.	102,044	2,619,470

Verizon Communications Inc.	67,882	2,008,628

		4,628,098

IT Consulting & Other Services–1.28%
Accenture PLC–Class A (Ireland)	57,472	2,131,062

Managed Health Care–2.94%
Aetna Inc.	104,430	2,718,313

UnitedHealth Group Inc.	84,490	2,192,515

		4,910,828

Multi-Utilities–1.24%
PG&E Corp.	50,476	2,063,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        AIM Disciplined Equity Fund

	Shares	Value

Oil & Gas Exploration & Production–2.97%
Devon Energy Corp.	38,838	$2,513,207

XTO Energy, Inc.	58,878	2,446,970

		4,960,177

Oil & Gas Storage & Transportation–1.30%
Williams Cos., Inc. (The)	114,919	2,166,223

Other Diversified Financial Services–3.66%
Bank of America Corp.	181,482	2,646,007

JPMorgan Chase & Co.	82,944	3,464,571

		6,110,578

Packaged Foods & Meats–2.52%
Heinz (H.J.) Co.	104,360	4,199,446

Pharmaceuticals–6.41%
Abbott Laboratories	59,816	3,024,895

Pfizer Inc.	284,242	4,840,641

Schering-Plough Corp.	100,430	2,832,126

		10,697,662

Railroads–1.02%
Norfolk Southern Corp.	36,406	1,697,248

Restaurants–0.90%
Darden Restaurants, Inc.	49,750	1,507,923

Soft Drinks–3.00%
PepsiCo, Inc.	82,775	5,012,026

Specialized Finance–2.55%
CME Group Inc.	6,426	1,944,572

MSCI Inc.–Class A(b)	76,160	2,315,264

		4,259,836

Specialized REIT’s–1.03%
Ventas, Inc.	42,728	1,714,675

Specialty Chemicals–2.10%
Nalco Holding Co.	165,476	3,499,817

Systems Software–2.84%
Check Point Software Technologies Ltd. (Israel)(b)	29,255	908,953

Oracle Corp.	181,669	3,833,216

		4,742,169

Total Common Stocks & Other Equity Interests (Cost $151,645,468)		161,929,827

Money Market Funds–2.84%
Liquid Assets Portfolio–Institutional Class(c)	2,366,636	2,366,636

Premier Portfolio–Institutional Class(c)	2,366,636	2,366,636

Total Money Market Funds (Cost $4,733,272)		4,733,272

TOTAL INVESTMENTS–99.86% (Cost $156,378,740)		166,663,099

OTHER ASSETS LESS LIABILITIES–0.14%		235,159

NET ASSETS–100.00%		$166,898,258

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Disciplined Equity Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $151,645,468)	$161,929,827

Investments in affiliated money market funds, at value and cost	4,733,272

Total investments, at value (Cost $156,378,740)	166,663,099

Receivables for:
Fund shares sold	345,640

Dividends	267,282

Total assets	167,276,021

Liabilities:
Payables for:
Fund shares reacquired	191,000

Accrued fees to affiliates	32,767

Accrued other operating expenses	153,737

Trustee deferred compensation and retirement plans	259

Total liabilities	377,763

Net assets applicable to shares outstanding	$166,898,258

Net assets consist of:
Shares of beneficial interest	$174,464,563

Undistributed net investment income	1,363,054

Undistributed net realized gain (loss)	(19,213,718)

Unrealized appreciation	10,284,359

$166,898,258

Net Assets:
Class Y	$166,898,258

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class Y	19,696,922

Class Y:
Net asset value and offering price per share	$8.47

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Disciplined Equity Fund

Statement of Operations

For the period December 1, 2008 to October 31, 2009 and the year ended November 30, 2008

	Eleven months ended
	October 31,	November 30,
	2009	2008

Investment income:
Dividends	$3,019,950	$4,907,551

Interest	19,320	—

Dividends from affiliated money market funds	760	—

Total investment income	3,040,030	4,907,551

Expenses:
Advisory fees	1,107,219	2,103,183

Administrative services fees	154,836	120,153

Custodian fees	26,492	15,594

Transfer agent fees	124,329	42,545

Trustees’ and officers’ fees and benefits	56,557	53,474

Registration and filing fees	6,464	20,074

Professional services fees	237,866	164,986

Reports to shareholders	27,394	25,736

Other	34,024	16,552

Total expenses	1,775,181	2,562,297

Less: Fees waived	(285,470)	—

Net expenses	1,489,711	2,562,297

Net investment income	1,550,319	2,345,254

Realized and unrealized gain (loss) from:
Net realized gain (loss) from Investment securities	(12,619,705)	(4,622,876)

Change in net unrealized appreciation (depreciation) of investment securities	41,687,349	(89,608,123)

Net realized and unrealized gain (loss)	29,067,644	(94,230,999)

Net increase (decrease) in net assets resulting from operations	$30,617,963	$(91,885,745)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Disciplined Equity Fund

Statement of Changes in Net Assets

For the period December 1, 2008 to October 31, 2009, and the years ended November 30, 2008 and 2007, respectively.

	Eleven months ended
	October 31,	November 30,	November 30,
	2009	2008	2007

Operations:
Net investment income	$1,550,319	$2,345,254	$3,022,997

Net realized gain (loss)	(12,619,705)	(4,622,876)	24,025,945

Change in net unrealized appreciation (depreciation)	41,687,349	(89,608,123)	54,005,504

Net increase (decrease) in net assets resulting from operations	30,617,963	(91,885,745)	81,054,446

Distributions to shareholders from net investment income—Class Y	(2,129,446)	(3,214,010)*	(383,416	)*

Distributions to shareholders from net realized gains—Class Y	—	(25,450,721)*	—	*

Share transactions-net:
Class Y	(32,789,965)	6,904,350 *	154,974,214	*

Net increase (decrease) in net assets resulting from share transactions	(32,789,965)	6,904,350	154,974,214

Net increase (decrease) in net assets	(4,301,448)	(113,646,126)	235,645,244

Net assets:
Beginning of period	171,199,706	284,845,832	49,200,588

End of period (including undistributed net investment income of $1,363,054, $1,865,752 and $2,734,447, respectively)	$166,898,258	$171,199,706	$284,845,832

*	Formerly known as Atlantic Whitehall Equity Income Fund—Institutional Class.

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Disciplined Equity Fund (the “Fund”) is a series portfolio of AIM Equity Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Acquired Fund”), an investment portfolio of Atlantic Whitehall Funds Trust. The Acquired Fund was reorganized on September 21, 2009 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”). Upon closing of the Reorganization, holders of the Acquired Fund Institutional Class received Class Y shares of the Fund. Information for the Acquired Fund-Institutional Class prior to the Reorganization is included with Class Y shares of the Fund throughout this report. Effective October 31, 2009, the fiscal year of the fund changed to October 31.
  The Fund’s investment objectives are long-term capital appreciation and current income.
  The Fund currently consists of one class of shares, Class Y, which is sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

12        AIM Disciplined Equity Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

13        AIM Disciplined Equity Fund

statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee to Stein Roe Investment Counsel, Inc. based on the annual rate of 0.85% of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective on the Reorganization date, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding certain items discussed below) of Class Y shares to 1.75% of average daily net assets through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.
  Prior to the Reorganization, the Advisor had contractually agreed to waive its advisory fee and/or reimburse expenses as follows:

Waiver Period	Fee Waiver

12/01/08 to 03/31/09	1.10%

04/01/09 to 09/21/09	1.15%

  The Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period December 1, 2008 to October 31, 2009, the Advisor waived advisory fees of $285,470. For the year ended November 30, 2008, the Advisor did not waived advisory fees under this expense limitation.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund had entered into a master administrative services agreement with PNC Global Investment Servicing (“PNC”) and agreed to pay PNC for such administrative costs on a tiered schedule. For the period December 1, 2008 to October 31, 2009 and the year ended November 30, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking

14        AIM Disciplined Equity Fund

services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, PNC served as Transfer Agent for the Acquired Fund. For the period December 1, 2008 to October 31, 2009 and for the year ended November 30, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class Y shares of the Fund. The Fund is not charged any fees pursuant with the distribution agreement with IADI. Prior to the Reorganization, PFPC Distributors, Inc. served as the Distributor for the Acquired Fund.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$166,663,099	$—	$—	$166,663,099

NOTE 4—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 5—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid for the Period December 1, 2008 to October 31, 2009 and for the Years Ended November 30, 2008 and 2007.

	2009	2008	2007

Ordinary income	$2,129,446	$3,467,240	$383,416

Long-term capital gain	—	25,197,473	—

Total distributions	$2,129,446	$28,664,713	$383,416

Tax Components of Net Assets at Period-End:

	2009	2008

Undistributed ordinary income	$1,363,313	$1,865,752

Net unrealized appreciation — investments	6,691,802	(31,563,156)

Temporary book/tax differences	(259)	—

Capital loss carryforward	(15,621,161)	(6,357,763)

Shares of beneficial interest	174,464,563	207,254,873

Total net assets	$166,898,258	$171,199,706

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

15        AIM Disciplined Equity Fund

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$4,373,461

October 31, 2017	11,247,700

Total capital loss carryforward	$15,621,161

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 6—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund from the period December 1, 2008 to October 31, 2009 was $63,157,678 and $98,794,642, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
	Eleven months ended	Year Ended
	October 31, 2009	November 30, 2008
Aggregate unrealized appreciation of investment securities	$18,268,364	$9,661,888

Aggregate unrealized (depreciation) of investment securities	(11,576,562)	(41,225,044)

Net unrealized appreciation (depreciation) of investment securities	$6,691,802	$(31,563,156)

Cost of investments for tax purposes	$159,971,297	$203,157,023

NOTE 7—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investments trusts and excise taxes, on October 31, 2009, undistributed net investment income was increased by $76,429, undistributed net realized gain (loss) was decreased by $76,084 and shares of beneficial interest decreased by $345. This reclassification had no effect on the net assets of the Fund.

NOTE 8—Share Information

	Summary of Share Activity

	For the period
	December 1, 2008 to
	October 31, 2009(a)(b)		Year ended November 30, 2008(c)
	Shares	Amount	Shares	Amount

Sold:
Class Y	8,584,303	$60,620,456	3,519,049	$34,201,293

Issued as reinvestment of dividends:
Class Y	108,545	744,616	2,412,329	25,980,788

Reacquired:
Class Y	(13,170,384)	(94,155,037)	(5,707,107)	(53,277,731)

Net increase (decrease) in share activity	(4,477,536)	$(32,789,965)	224,271	$6,904,350

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 98% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Upon Reorganization, holders of the Acquired Fund—Institutional Class received Class Y shares of the Fund.
(c)	Formerly known as Atlantic Whitehall Equity Income Fund—Institutional Class.

16        AIM Disciplined Equity Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income	unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class Y*
Eleven Months ended 10/31/09	$7.08	$0.08 (c)	$1.43	$1.51	$(0.12)	$—	$(0.12)	$8.47	21.80%	$166,898	1.12	%(d)	1.33	%(d)	1.16	%(d)	44%
Year ended 11/30/08	11.89	0.10	(3.71)	(3.61)	(0.13)	(1.07)	(1.20)	7.08	(33.81)	171,200	1.04		1.04		0.95		45
Year ended 11/30/07	11.00	0.11	0.80	0.91	(0.02)	—	(0.02)	11.89	8.14	284,846	1.01		1.05		1.08		95
Year ended 11/31/06(e)	10.00	0.08	0.99	1.07	(0.07)	—	(0.07)	11.00	10.87	49,201	1.10	(f)	1.64	(f)	1.32	(f)	43

*	Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund. On such date, holders of Institutional Class received Class Y shares of the Fund.
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets of $145,918.
(e)	Commencement date of December 1, 2005.
(f)	Annualized.

17        AIM Disciplined Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds
and Shareholders of AIM Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Disciplined Equity Fund (one of the funds constituting AIM Equity Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period December 1, 2008 through October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of operations, statement of changes in net assets and the financial highlights for each of the periods ended on or before November 30, 2008 were audited by another independent registered public accounting firm whose report dated January 23, 2009 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

December 18, 2009
Houston, Texas

18        AIM Disciplined Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Y	1,000.00	$1,179.70	$6.10	$1,019.61	$5.65	1.11%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

19        AIM Disciplined Equity Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Equity Funds is required under the Investment Company Act of 1940 to approve the AIM Disciplined Equity Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During meetings held on June 16-17, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately, approved an amendment to the Fund’s investment advisory agreement and an amendment to the sub-advisory contracts to add the Fund. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. The Fund will be assigned to one of the Sub-Committees. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In determining to approve the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The discussion serves as a summary of the discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors.
Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreement and Sub-Advisory Contracts
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services to be provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Aim who will provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s global trading operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Aim are appropriate.
     In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the AIM Funds, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it was beneficial to maintain the relationship for the Fund, in part, because of such knowledge.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board did not consider the performance of the Fund because the Fund is new and has no performance history.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered the contractual advisory fee rate and the proposed expense limitations that will be in place for the fund through June 30, 2010. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Aim pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for

20	AIM Disciplined Equity Fund	continued

breakpoints, but that the Fund is being newly launched and has not reached a size for the breakpoints to have any effect. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board considered the overall profitability of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services to other AIM Funds and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates were providing these services in a satisfactory manner and in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arranges are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

21	AIM Disciplined Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22        AIM Disciplined Equity Fund

Trustees and Officers
The address of each trustee and officer of AIM Equity Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company) Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714
T-2

Go Paperless with eDelivery Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees: – environmentally friendly. Go green by reducing the – efficient. Stop waiting for regular mail. Your documents number of trees used to produce paper. will be sent via email as soon as they’re available. – economical. Help reduce your fund’s printing and delivery – easy. Download, save and print files using your home expenses and put more capital back in your fund’s returns. computer with a few clicks of your mouse. This service is provided by Invesco Aim Investment Services, Inc.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of
Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	DEQ-AR-1	Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal		Provided for fiscal
	Services Rendered to	year end 2009	Fees Billed for	year end 2008
	the Registrant for	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	fiscal	Pre-Approval	the Registrant for	Pre-Approval
	year end 2009	Requirement(1)	fiscal year end 2008	Requirement(1)
Audit Fees	$296,528	N/A	$274,861	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$53,482	0%	$49,351	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$350,010	0%	$324,212	0%
PWC billed the Registrant aggregate non-audit fees of $53,482 for the fiscal year ended 2009, and $49,351 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax Fees for the fiscal year end October 31, 2009 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2008 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by Principal Accountant Related to Invesco Aim and Invesco Aim Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant (“Invesco Aim Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	Aim and Invesco Aim	Billed Applicable to	Aim and Invesco Aim	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2009 That	Provided for fiscal year	year end 2008 That	Provided for fiscal year
	Were Required	end 2009 Pursuant to	Were Required	end 2008 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2009, and $0 for the fiscal year ended 2008, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
PwC advised the Funds’ Audit Committee that PwC had identified following matter for consideration under the SEC’s auditor independence rules.
PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm’s Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC’s auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client’s product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice’s client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately £7,000. These violations occurred over a two year period and ended in November 2007.
It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.
PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by this matter. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe this matter affected PwC’s ability to act objectively and impartially and to issue a report on financial statements as the Funds’ independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.
Based upon PwC’s review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC’s conclusions in relation to its independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 19, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 19, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant:       AIM Equity Funds

By:	/s/ PHILIP A. TAYLOR Philip A. Taylor
Principal Executive Officer

Date:	May 13, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR Philip A. Taylor
Principal Executive Officer

Date:	May 13, 2010

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date:	May 13, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.